UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K


                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report: February 3, 2003


                         _______________


                       EOG RESOURCES, INC.
     (Exact name of registrant as specified in its charter)



         Delaware              1-9743           47-0684736
      (State or other        (Commission     (I.R.S. Employer
       jurisdiction             File       Identification No.)
    of incorporation or        Number)
       organization)


         333 Clay
        Suite 4200                                77002
      Houston, Texas                            (Zip code)
   (Address of principal
    executive offices)


                          713/651-7000
      (Registrant's telephone number, including area code)

EOG RESOURCES, INC.


Item 9.  Regulation FD Disclosure

     With the objective of enhancing the certainty of future revenues, from time to time EOG Resources, Inc. ("EOG") enters into NYMEX-related financial commodity price swap and collar contracts. Over and above these financial transactions, EOG occasionally enters into various physical commodity contracts. The revenues resulting from these various physical commodity contracts are included in natural gas revenues and impact the average realized natural gas prices. EOG plans to file a Current Report on Form 8-K at a later date to present estimates of the 2003 forecast which will reflect prices associated with these various physical commodity contracts.

     Presented below is a summary of EOG's 2003 natural gas and crude oil financial price swap contracts and natural gas financial collar contracts as of February 3, 2003. EOG accounts for these price swap and collar contracts using the mark-to-market accounting method.

(a) Natural Gas Financial Price Swap Contracts

                        Average Price     Volume
                          ($/MMBtu)      (MMBtud)

     March                  $5.19        100,000
     April                  $4.96        100,000
     May                    $4.82        100,000
     June                   $4.77        100,000
     July                   $4.77        100,000
     August                 $4.77        100,000
     September              $4.74        100,000
     October                $4.74        100,000


(b) Crude Oil Financial Price Swap Contracts

                         Average Price    Volume
                            ($/Bbl)       (Bbld)

     January (closed)       $27.34         2,000
     February               $26.91         2,000
     March                  $27.96         4,000
     April                  $27.77         5,000
     May                    $27.04         5,000
     June                   $26.43         5,000
     July                   $25.90         5,000
     August                 $25.49         5,000
     September              $25.19         5,000
     October                $24.90         5,000
     November               $24.70         5,000
     December               $24.47         5,000


(c) Natural Gas Financial Collar Contracts - Presented below are
EOG's 2003 natural gas financial collar contracts and their respective volumes, with floor and ceiling prices expressed in $/MMBtu.

                          10,000 MMBtud                 15,000 MMBtud                 25,000 MMBtud
                    Floor Price   Ceiling Price   Floor Price   Ceiling Price   Floor Price   Ceiling Price

February (closed)      $4.22          $6.22          $4.30          $6.30          $4.19          $5.05
March                  $4.15          $6.15          $4.20          $6.20          $4.08          $5.00
April                  $4.01          $6.01          $4.02          $6.03          $3.88          $4.80
May                    $3.92          $5.92          $3.88          $5.89          $3.78          $4.70
June                   $3.89          $5.89          $3.89          $5.90          $3.78          $4.70
July                   $3.91          $5.91          $3.89          $5.90          $3.79          $4.73
August                 $3.91          $5.91          $3.91          $5.91          $3.79          $4.73
September              $3.89          $5.89          $3.87          $5.87          $3.77          $4.73
October                $3.90          $5.90          $3.87          $5.87          $3.77          $4.73
November               $4.04          $6.04          $4.02          $6.03          $3.91          $4.90
December               $4.18          $6.18          $4.15          $6.16          $4.04          $5.05


                          25,000 MMBtud                 50,000 MMBtud*
                    Floor Price   Ceiling Price   Floor Price   Ceiling Price

January (closed)        -              -             $3.87          $6.09
February (closed)      $4.22          $6.08          $3.76          $5.98
March                  $4.15          $6.01          $3.61          $5.83
April                  $4.01          $5.87          $3.59          $4.97
May                    $3.92          $5.78          $3.54          $4.92
June                   $3.89          $5.75          $3.56          $4.94
July                   $3.91          $5.77          $3.59          $4.97
August                 $3.91          $5.77          $3.60          $4.98
September              $3.89          $5.75          $3.60          $4.98
October                $3.90          $5.76          $3.60          $4.98
November               $4.04          $5.90          $3.77          $5.15
December               $4.18          $6.04          $3.92          $5.30

*Contract purchased at a premium of $0.10 per MMBtu, that was recognized in fourth quarter 2002 earnings and cash flows.



Definitions
     $/Bbl     US Dollars per barrel
     $/MMBtu   US Dollars per million British thermal units
     Bbld      Barrels per day
     MMBtu     Million British thermal units
     MMBtud    Million British thermal units per day

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            EOG RESOURCES, INC.




Date: February 3, 2003      By:  /s/ TIMOTHY K. DRIGGERS
                              Timothy K. Driggers
                            Vice President, Accounting
                             and Land Administration
                           (Principal Accounting Officer)